VARIABLE ACCUMULATION DESIGNSM

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

issued by

ReliaStar Life Insurance Company

and its

Select*Life Variable Account

Supplement Dated February 27, 2014

This supplement replaces supplement X.47094-13GW dated December 17, 2013. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE PREMIUM EXPENSE CHARGE

We deduct a premium expense charge from each premium payment we receive. This charge helps offset:

•      The expenses we incur in selling the policy;

•      The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and

•      The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

The premium expense charge is currently 6.25% of each premium payment received during the first ten policy years and 3.75% thereafter. This charge is guaranteed not to exceed 6.25% of each premium payment.

IMPORTANT INFORMATION ABOUT THE ADMINISTRATIVE CHARGE

We deduct an administrative charge from your policy value on each monthly processing date. This charge helps compensate us for the costs associated with administering the policies.

The monthly administrative charge is currently $8.25 and is guaranteed not to exceed $12.00.

IMPORTANT INFORMATION REGARDING THE
MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge from your policy value on each monthly processing date. This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and operating the subaccounts of the variable account are greater than we estimated.

For policies with policy dates prior to February 20, 2006, the monthly mortality and expense risk charge is 0.075% (0.90% annually) of your variable account value during the first ten policy years. After the tenth policy year, we currently anticipate that we will reduce this charge to 0.02083% (0.25% annually); however, in no event will the mortality and expense risk charge exceed 0.90% annually for the duration of the policy.

For policies with policy dates on or after February 20, 2006, the monthly mortality and expense risk charge is 0.075% (0.90% annually) of your variable account value during the first five policy years. During policy years six through ten, we will reduce this charge to 0.04166% per month (0.50% annually). After the tenth policy year, this charge is eliminated.

X.47094-13GWA	February 2014